EXHIBIT 7.20

                           JOINT FILING AGREEMENT


           Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees and acknowledges that the Schedule 13D to which this Agreement is attached as an exhibit is being filed on behalf of each of them.

 DATED:   October 15, 1999.

                               TRACINDA CORPORATION,
                                 a Nevada corporation


                               By:  /s/  Anthony L. Mandekic
                                    _________________________________
                                     Name:   Anthony L. Mandekic
                                     Title:  Secretary/Treasurer


                               KIRK KERKORIAN


                               By:  /s/  Anthony L. Mandekic
                                    _________________________________
                                     Name:   Anthony L. Mandekic
                                     Title:  Attorney-in-Fact*



                               250 RODEO, INC.,
                                 a Delaware corporation


                               By:  /s/  Anthony L. Mandekic
                                    _______________________________
                                     Name:   Anthony L. Mandekic
                                     Title:  Secretary/Treasurer




 __________________________

 *    Power of Attorney previously filed as Exhibit 7.10 to the Schedule 13D.